

September 2015

Executing the Plan

PERNIX THERAPEUTICS

Safe Harbor Statement

The following presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. You should be aware that our actual results could differ materially from those contained in the forward looking statements. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the rate and degree of market acceptance of, and our ability and our distribution and marketing partners' ability to obtain coverage and reimbursement for, any approved products; our ability to successfully execute our sales and marketing strategy, including to continue to successfully recruit and retain sales and marketing personnel in the U.S.; risks associated with our acquisition of certain assets related to the product Zohydro ER from Zogenix, Inc. ("Zogenix"), and the hiring of certain employees of Zogenix related to the Zohydro ER business, including our success in hiring certain of the Zohydro Employees and ability to manage such employees, and our ability to successfully integrate the Zohydro ER business into our operations and realize the anticipated benefits of this acquisition; our ability to obtain additional financing; our ability to maintain regulatory approvals for our products; the accuracy of our estimates regarding expenses, future revenues and capital requirements; our ability to manage our anticipated future growth; the ability of our products to compete with generic products as well as new products that may be developed by our competitors; our ability to comply with regulatory requirements regarding the sales, marketing and manufacturing of our products; the performance of our manufacturers, over which we have limited control; our ability and the ability of our partners to obtain and maintain intellectual property protection for our products; our ability to operate our business without infringing the intellectual property rights of others; the success and timing of our clinical development efforts; the loss of key scientific or management personnel; regulatory developments in the U.S. and foreign countries; our ability to either acquire or develop and commercialize other product candidates in addition to our current products; and other risks detailed in the section titled "Item 1A. Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2014. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Investment Highlights

- Rapidly growing specialty pharmaceutical company
- Focused on pain & CNS markets
- Dedicated 200-person specialty sales force, building 3 core brands
- Proven, integrated commercial platform
- Attractive pipeline of business development opportunities in target markets
- Solid financial performance

	2013A	2014A	2015 Guidance
Net Sales	$84.9m	$121.7m	$170m - $180m
Adjusted EBITDA	$(5.7)m	$23.8m	$30m – $35m

Treximet® sumatriptan/naproxen sodium

silenor® doxepin tablets

Zohydro® ER (hydrocodone bitartrate) CII EXTENDED-RELEASE CAPSULES

PERNIX THERAPEUTICS

Building Momentum

32%	62%	77%
NRx Growth since Mar '15	Growth in Managed Care Coverage Expected Jan '16	YoY Q2 NRx Growth
Significant momentum since initiation of sampling	Removal from ESI exclusion list beginning 1/1/16; new managed care contracts	Successful re-launch in Q2 2014
Treximet sumatriptan/naproxen sodium	Zohydro ER (hydrocodone bitartrate) EXTENDED-RELEASE CAPSULES	silenor doxepin tablets

PERNIX THERAPEUTICS

Leveraging Expanded 200 Rep Sales Force


Pernix Sales Force (200)
Neuroscience Sales Force
Treximet
sumatriptan/naproxen sodium
Zohydro ER
(hydrocodone bitartrate)
EXTENDED-RELEASE CAPSULES
silenor
doxepin tablets
Pain Management Sales Force
Zohydro ER
(hydrocodone bitartrate)
EXTENDED-RELEASE CAPSULES
Treximet
sumatriptan/naproxen sodium
Pernix Prescriptions Direct

Treximet Overview

Treximet
sumatriptan / naproxen sodium

Product Overview

- Approved 2008, re-launched Sept. 2014
- Acute treatment of migraine attacks with or without aura
  - Adults
  - Pediatric patients aged ≥12 years
- Once-daily oral combination therapy
  - RT Technology (rapid release tablets) formulation
  - Fixed dose combination of sumatriptan / naproxen
- Bi-layer tablet with dual MOA
- Superior pain relief at 2 hours vs sumatriptan alone
- Superior sustained pain-free results at 24 hours vs sumatriptan alone

Large Market Opportunity

2014



- 14.8 million triptan Rx dispensed
- Treximet market share: 2% (by volume)

1% market share gain = $110m sales

Growth Strategy/Tactics

- Accelerating growth in both TRx (+18%) and NRx (+32%) since sampling began
- Pernix Prescriptions Direct
- Doubled sales force from 100 to 200 reps as of Sept 1st

PERNIX THERAPEUTICS

Treximet TRx Turnaround

Treximet
sumatriptan/naproxen sodium

Weekly TRx Trends



6,000
5,500
5,000
4,500
4,000
3,500
TRx
5,383
Samples become available to sales force
5,000
4,253
Pernix Therapeutics closes acquisition of Treximet and begins promotion
05/02/14
05/30/14
06/27/14
07/25/14
08/22/14
09/19/14
10/17/14
11/14/14
12/12/14
01/09/15
02/06/15
03/06/15
04/03/15
05/01/15
05/29/15
06/26/15
07/24/15
08/21/15
09/18/15
Treximet TRx
Linear Trend

Highlights

- TRx up 18% since sampling initiated at the end of March
- NRx up 32% over same period
- TRx dollars up 100% in 2Q15 vs. 2Q14

Arrested Multi-Year Decline in Prescriptions with Clear Trend Reversal

Source: Symphony Health Source Pharmaceutical Audit Suite (PHAST).

PERNIX THERAPEUTICS

Treximet NRx On the Rise

Treximet
sumatriptan/naproxen sodium


YOY Monthly Change in Branded NRx
30%
20%
10%
0%
-10%
-20%
-30%
% Chg vs. Last Year
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
3.6%
1.2%
Treximet
Total Market

Growth in YOY Treximet NRx outpaced overall market for the first time in August 2015

Source: Symphony Health Source Pharmaceutical Audit Suite (PHAST).

PERNIX THERAPEUTICS

Prescriber Activity Increasing

Treximet
sumatriptan/naproxen sodium



Monthly Prescriber Activity
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Treximet Prescribers
2.2
2.0
1.8
1.6
1.4
1.2
1.0
TRx/Prescriber
2.00
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Total Prescibers
TRx/Prescriber

TRx per prescriber trending up and overall prescribers holding steady

Source: Symphony Health Source Pharmaceutical Audit Suite (PHAST).

PERNIX THERAPEUTICS

NRx Market Share Gains

Treximet
sumatriptan/naproxen sodium


Branded Migraine Market Monthly NRx Market Share [1]
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
15.4%
9.5%
9.0%
8.2%
3.5%
Frova
Sumavel Dose Pro
Zomig
CAMBIA
Treximet

Treximet NRx Share Grows to 15.4% in August

1) Relpax excluded.

Source: Symphony Health Source Pharmaceutical Audit Suite (PHAST).

PERNIX THERAPEUTICS

Managed Care Status

Treximet
sumatriptan/naproxen sodium

August 2014


Not Covered
20%
Covered
16%
Covered
(PA/ST)
33%
Preferred
31%

August 2015


Not Covered
21%
Covered
16%
Covered
(PA/ST)
32%
Preferred
31%

Maintained Managed Care Coverage for approximately 215 million lives

Source: MMIT.

PERNIX THERAPEUTICS

Extending Treximet Sales

Treximet
sumatriptan/naproxen sodium

Sep 2014
Re-launch

March 2015
Product sampling begins

April 2015
Pediatric exclusivity granted

2017
New Treximet brand

2018
Two generic competitors may enter the market, as a result of settlement

Pernix authorized generic launches simultaneously

2026
Additional generic competitors may enter the market, as a result of settlement

Treximet Remains Significant From 2018 to 2026

PERNIX THERAPEUTICS

Zohydro ER with BeadTek™ Overview

Zohydro ER (hydrocodone bitartrate) C EXTENDED-RELEASE CAPSULES

Zohydro ER with BeadTek™

- Extended Release (ER) oral formulation of hydrocodone bitartrate designed with abuse-deterrent technology
- Combination of IR/ER beads in a capsule
- Launched 5/4/2015
- True 12-hour dosing allows more consistent pain relief
- No acetaminophen
- Peak plasma levels in 5 hours
- Inactive ingredient immediately forms a viscous gel when crushed and dissolved in liquids or solvents

Large Market Opportunity

- 100 million adults affected by chronic pain (U.S.)[1)]
- 114 million hydrocodone/APAP Rx written in 2014 in U.S.[2)]
  - ~30% for chronic pain
  - Zohydro ER market share: 0.02%
  - 1% of hydrocodone/APAP TRx = $430m of sales

Growth Strategy/Tactics

- Launched Zohydro ER with BeadTek
- Stocked in 99% of trade customers
- Expanding managed care coverage to 250M+ lives
  - Removed from ESI exclusion list for 2016
  - 30 managed care proposals pending

1) Institute of Medicine 2011. Relieving Pain in America: A blueprint for Transforming Prevention, Care, Education and Research.
2) Symphony Health Source Pharmaceutical Audit Suite (PHAST).

PERNIX THERAPEUTICS

Zohydro ER Weekly TRx Trend

Weekly TRx Trends



2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
TRx
03/07/14
04/04/14
05/02/14
05/30/14
06/27/14
07/25/14
08/22/14
09/19/14
10/17/14
11/14/14
12/12/14
01/09/15
02/06/15
03/06/15
04/03/15
05/01/15
05/29/15
06/26/15
07/24/15
08/21/15
09/18/15
Zohydro ER TRx

Highlights

- Recent managed care wins expected to drive growth
- Removed from ESI exclusion list for 2016
- Submitted 30 managed care proposals covering 230m lives

Successfully Executing on Strategy to Position Zohydro ER for Significant Growth Over the Next Year

Source: Symphony Health Source Pharmaceutical Audit Suite (PHAST).

PERNIX THERAPEUTICS

Zohydro ER Managed Care Status

August 2015


Not Covered
27%
Covered
29%
Preferred
5%
Covered
(PA/ST)
39%

January 2016E(1)


Not Covered
10%
Preferred
10%
Covered
45%
Covered
(PA/ST)

Significantly Expanding Covered Status Through Recent Wins;
Anticipate 250M+ covered lives in 2016

Source: MMIT.
(1) Pernix estimate. Subject to change

PERNIX THERAPEUTICS

Silenor Overview

Product Overview

- Treats insomnia characterized by difficulties with sleep maintenance
- Only non-controlled prescription sleep medication for people with trouble staying asleep
- Re-launched mid-2014
- Weekly TRx reached all-time high week ending 9/18/15

Large Market Opportunity

- 40 million people experience sleep problems in the U.S.
  - 10% have chronic insomnia


10%

- 1% market share gain = $160m of sales

Growth Strategy/Tactics

- Doubled sales rep promotion to 200 reps Sep. 1st
- Conversion of GABA agonist market
- Pernix Prescriptions Direct
- Consumer awareness remains a 2015 priority
  - Significant growth in new prescriptions indicates success of awareness efforts

Silenor Weekly TRx

silenor doxepin tablets

Weekly TRx Trends



3,500
3,000
2,500
2,000
1,500
1,000
TRx
05/02/14
05/30/14
06/27/14
07/25/14
08/22/14
09/19/14
10/17/14
11/14/14
12/12/14
01/09/15
02/06/15
03/06/15
04/03/15
05/01/15
05/29/15
06/26/15
07/24/15
08/21/15
09/18/15
Silenor TRx

Highlights

- TRx up 73% y-o-y in 2Q
- NRx up 77% y-o-y in 2Q
- TRx $ have tripled since the beginning of 2014
- Growth driven primarily by an increase in utilization in the Part D channel
  - Formulary wins: SilverScript, Humana, Envision Med D

On a Run Rate Basis, Silenor Gross Sales Are Up Approximately Three Times Since Re-launch In May 2014

Source: Symphony Health Source Pharmaceutical Audit Suite (PHAST).

PERNIX THERAPEUTICS

Silenor Prescriber Growth

Sustained growth in the prescriber base + productivity gains contributing to Silenor TRx growth



Monthly Prescriber Activity
Record High
6,338 Prescribers
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Silenor Prescribers
2.10
2.05
2.00
1.95
1.90
1.85
1.80
1.75
1.70
1.65
1.60
TRx/Prescriber
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Total Prescribers
TRx/Prescriber

Source: Symphony Health Source Pharmaceutical Audit Suite (PHAST).

Silenor Managed Care Status

November 2013


Not Covered
17%
Covered
31%
Preferred
11%
Covered
(PA/ST)
41%

August 2015


Not Covered
19%
Covered
30%
Preferred
19%
Covered
(PA/ST)
32%

Enhanced Preferred Coverage And Removed Restrictions At Key Accounts

Source: MMIT.

PERNIX THERAPEUTICS

Pernix Prescriptions Direct (PPD)

- Enables script ownership from time it is written to when it is filled
- Eliminates abandonment between physician and pharmacy, increasing script fulfillment and refills
  - 25% increase in fill rate in pilot cities
  - Opportunity to improve compliance / refills
- Supports HCPs decisions to provide their patients with branded medications
- Provide access to our products more broadly and avoid negative feedback loop to physicians
- Enables closer relationship with our patients
- PPD rolled out nationally for Treximet and Silenor in August
- Adding Zohydro ER in Phase 2

IP / Life Cycle Management


2015
2016
2017
2018
2019
2020
2021
2026
2028
2034
Treximet
sumatriptan/naproxen sodium
Pediatric exclusivity granted 4/16
LCM / '183 Patent(1)
silenor
doxepin tablets
Three Orange Book patents(2)
OTC Switch
ZohydroER
(hydrocodone bitartrate)
EXTENDED-RELEASE CAPSULES
ZX007 (Altus)(3)
BeadTek(4)
Patent Expiry
Lifecycle Management

1) Per FDA Orange Book. Includes plans for an alternate dose version of Treximet and continued runway with only two generic competitors through 2026.
2) Reflects settlements with Mylan and Par that allow for 2020 launch of generics. Last OB patent expires in 2030.
3) Includes patents PTX has the right to license from Altus that expire in 2028.
4) Includes recently issued '096 patent for BeadTek with expiry in 2034.



Financial Overview

PERNIX THERAPEUTICS

Accelerating Financial Performance



April 2015: Acquired from Zogenix
Zohydro ER
(hydrocodone bitartrate)
May 2014: Re-launched
silenor
August 2014: Acquired CNS product from GSK
Treximet
April 2014: Licensing agreement with Osmotica
Khedezla
desvenlafaxine
$200
$150
$100
$50
$0
-$50
in millions
$61
$85
$122
$175
2012A
2013A
2014A
2015E (1)
Revenue
Adjusted EBITDA

(1) Reflects mid-point of 2015E guidance of $170 - $180m net sales, $30 - $35m Adj. EBITDA.

PERNIX THERAPEUTICS

Summary P&L

(in millions, except per share data)	Three Months Ended			
	June 30, 2015	March 31, 2015	December 31, 2014	March 31, 2014
Treximet	$25.5	$21.0	$38.5	$ -
Silenor	6.0	5.9	5.6	1.9
Zohydro ER	4.0	-	-	-
Other	11.5	7.0	9.7	17.2
Net revenue	**47.0**	**$33.9**	**$53.8**	**$19.1**
Cost of product sales	13.8	11.1	14.8	10.0
Operating expenses	48.9	41.7	41.6	23.2
Loss from operations	(15.6)	(18.9)	(2.6)	(14.1)
Adjusted EBITDA	**7.9**	**4.6**	**22.9**	**(2.0)**

PERNIX THERAPEUTICS

Financing Timeline

- $465 million raised since new management joined in February 2014
- Significant interest rate reduction on two most recent financings



$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$65.0
$220.0
$130.0
$50.0
Feb 2014 Convertible Notes
Aug 2014 Secured Notes
Apr 2015 Convertible Notes
Aug 2015 Revolver
Amount Raised
Interest Rate

PERNIX THERAPEUTICS

Summary

- Rapidly growing specialty pharmaceutical company focused on pain & CNS markets
  - 32% Treximent NRx growth since initiation of sampling in March 2015
  - 62% growth in managed care coverage for Zohydro ER expected beginning Jan 2016
  - 77% Silenor YoY NRx growth in Q2 2015
- Proven, integrated commercial platform with dedicated 200-person specialty sales force, building 3 core brands
- Attractive pipeline of business development opportunities in target markets
- Solid financial performance
- Key growth initiatives to build for a strong 2016:
  - Realigning the expanded sales organization to double promotion behind our 3 key brands
  - Continuing to expand and improve managed care access
  - Rolling out PPD in all major metropolitan areas by the end of 2015

PERNIX THERAPEUTICS



Thank You

PERNIX THERAPEUTICS